SECURITIES ACT FILE NO. 333-54910


                           PILGRIM SENIOR INCOME FUND

                        SUPPLEMENT DATED NOVEMBER 2, 2001
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 2, 2001

         ADOPTION OF MONTHLY REDEMPTIONS FOR PILGRIM SENIOR INCOME FUND

     On October 17, 2001, Pilgrim Senior Income Fund obtained authority from the Securities and Exchange Commission to allow the Fund to offer monthly redemptions of its shares, instead of the present quarterly redemptions. The final quarterly redemption will be for the month of November 2001, and monthly redemptions will begin in December 2001.

As a result of this change, the Statement of Additional Information of the Fund dated April 2, 2001 is amended as follows:

1.   The first paragraph of the cover page is replaced with the following:

     Pilgrim Senior Income Fund (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its total assets in higher yielding, U.S. dollar denominated, adjustable rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans"). The Fund will continuously offer its shares to the public and conduct monthly repurchase offers for its shares. The Fund is managed by ING Pilgrim Investments, LLC (the "Investment Manager").

2. The first two paragraphs of the section entitled "Repurchase Offer Fundamental Policy" on page 4 are replaced with the following:

     The Board of Trustees has adopted a Repurchase Offer Fundamental Policy resolution setting forth the Fund's fundamental policy that it will conduct monthly Repurchase Offers. This Fundamental policy may be changed only with the approval of majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5% and 25% of its Common Shares with each repurchase offer, and under normal market conditions the Board of Trustees expects to authorize a 5% offer. The Fund may not repurchase more than 25% of its Common Shares during any calendar quarter.

     The dates by which repurchase offers must be accepted (the "Repurchase Request Deadline") will be 8:00 p.m. Eastern Time on the 10th business day of each month. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.